SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):               June 1, 2000
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                               TRIDEX CORPORATION
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             (Exact name of registrant as specified in its charter)

                                   Connecticut

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                 (State or other jurisdiction of incorporation)

     1-5513                                 06-0682273
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(Commission File Number)                (IRS Employer Identification Number)

                       61 Wilton Road, Westport, CT 06880
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                    (Address of principal executive offices)

                                 (203) 226-1144
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)


Item 5. Other Events.


     On June 1, 2000, Tridex Corporation entered into an Employment Agreement with William A. Beebe whereby Mr. Beebe will serve as Vice President and Chief Financial Officer of the Company, effective that date. From 1997 to 1998 Mr. Beebe was a developer of Real Handy Contractors, a new franchise concept for home repair, renovation and maintenance services. From 1994 to 1996, Mr. Beebe was Executive Vice President and Chief Financial Officer of Project-Pros, Inc., which provides home repair, maintenance and renovation services. Prior to 1994, Mr. Beebe served as chief financial officer for companies such as Shuster Laboratories, Inc., Advent Corporation, and Dunkin' Donuts Inc. Mr. Beebe has over 35 years of corporate finance experience.

Item 7.    Exhibits.

     10. Material contracts.

          10.1 Employment Agreement, dated as of June 1, 2000, between Tridex Corporation and William A. Beebe.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TRIDEX CORPORATION



                                      By:      /s/ Seth M. Lukash
                                               ---------------------------------
                                               Seth M. Lukash
                                               Chairman of the Board, President
                                               and Chief Executive Officer


Date:  June 6, 2000
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